Exhibit 99.1

 INDEPENDENT BANK CORPORATION2015 ANNUAL SHAREHOLDERS MEETING  April 21, 2015

 CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of goals, intentions, and expectations as to future trends, plans, events, or results of Independent Bank Corporation’s operations and policies, including, but not limited to, Independent Bank Corporation’s outlook on earnings and the sufficiency of the allowance for loan losses, and statements regarding asset quality, projections of future revenue, earnings or other measures of economic performance, Independent Bank Corporation’s plans and expectations regarding non-performing assets, business opportunities, and general economic conditions. Forward-looking statements include expressions such as “will,” “may,” “should,” “believe,” “expect,” “forecast,” “anticipate,” “estimate,” “project,” “intend,” “likely,” “optimistic” and “plan,” and similar words or phrases, which are necessarily statements of belief as to expected outcomes of future events. These statements are based on current and anticipated economic conditions, nationally and in Independent Bank Corporation’s markets, interest rates and interest rate policy, competitive factors, and other conditions which by their nature are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated in this presentation. For a discussion of certain factors, risks and uncertainties which could cause actual future operations and results to differ from estimates and projections discussed in these forward-looking statements, please read the “Risk Factors” section in Independent Bank Corporation’s 2014 Annual Report on Form 10-K. You should not place undue reliance on any such forward-looking statement. These forward-looking statements are not guarantees of future performance. Independent Bank Corporation does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation.  2

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Today's Agenda

- Welcome and Call to Order – IBC Chairman
- Virtual Annual Shareholder Meeting Process and Instructions – IBC Chairman
- Voting upon matters listed in the Company's 2015 Proxy Statement – IBC Chairman
- Business Update by IBC President & CEO
- Question and answer session – IBC President & CEO and IBC EVP & CFO
- Adjournment

INDEPENDENT
BANK

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IBC Board of Directors

- William J. Boer
- Stephen L. Gulis Jr.
- Terry L. Haske
- Robert L. Hetzler
- William B. Kessel
- Michael M. Magee Jr., Chairman
- James E. McCarty, Lead Outside Director
- Matthew J. Missad
- Charles A. Palmer
- Charles C. Van Loan

IBC Executive Officers

- William B. Kessel – President and Chief Executive Officer
- Robert N. Shuster – EVP/Chief Financial Officer
- Mark L. Collins – EVP/General Counsel
- Stefanie M. Kimball – EVP/Chief Risk Officer
- Dennis J. Mack – EVP/Chief Commercial Lending Officer
- David C. Reglin – EVP/Retail Banking

INDEPENDENT BANK

 2015 Annual Meeting of Shareholders  Secretary for the meeting (Robert Shuster)Record date: February 20, 2015Approximate distribution date of Proxy Statement: March 9, 2015Shares entitled to vote: 23,139,779Determination of quorumVoting on proposals  5

 Proposal #1Election of Directors  6  Robert L. Hetzler  Michael M. Magee  James E. McCarty  Matthew J. Missad

 Proposal #2Ratification of Appointment of Independent Auditors  Crowe Horwath LLP has served as IBC’s independent registered public accounting firm since 2005Crowe Horwath was founded in 1942 and is one of the 10 largest accounting and consulting firms in the U.S.IBC is served primarily by Crowe Horwath’s Grand Rapids, Michigan and South Bend, Indiana offices  7

 Proposal #3Advisory Vote on Executive Compensation  The Board has solicited a non-binding advisory vote from our shareholders to approve the compensation of our executives as described in our proxy materials.  8

 INDEPENDENT BANK CORPORATIONBusiness Update by Brad Kessel, President & CEO  9

 The IBC Brand  Exceptional Service: We aim to impress every customer every day, every time.Community Focused: Active members of and serving our communities through lending, investing and giving our time and talent.Trusted Partners: Supportive, knowledgeable, solution oriented, do what is right.High Performance Culture: Strive to be the best in everything we do: high expectations, high results. In returns to our shareholders; in sales and service to our customers; by investing in our people and fostering a great place to work.Easy to do Business with: Real people, approachable, with honest answers, helpful advice and a friendly smile.  10

 2014 Financial Summary    2014  2013  2012  Diluted EPS  $ 0.77  $ 3.55  $ 0.80  Income before income taxes   25,216  22,658  26,198  Net income   18,021  77,509  26,198  NI available to common  18,021  82,062  21,851  Total assets  2,248,730  2,209,943  2,023,867  Total loans  1,409,962  1,374,570  1,419,139  Total deposits  1,924,302  1,884,806  1,779,537  Shareholders’ equity  250,371  231,581  134,975  Tangible BV per share  10.79  10.01  5.15  TCE to tangible assets  11.03%  10.35%  2.32%  Note: Dollars in 000’s, except per share data.  11

 2014 Financial Highlights  Income Statement  Net income of $18.0 million, or $0.77 per diluted share.Pretax earnings increased by $2.6 million, or 11.3%, year-over-year.Improved asset quality metrics led to $3.1 million credit loan loss provision. Loan net charge-offs declined by 59.8% year-over year.Interchange income increased by $0.8 million, or 10.9%, year-over-year due primarily to impact of new debit card agreement.Non-interest expenses reduced by $14.2 million, or 13.6% year-over-year.  Balance Sheet/Capital  Total portfolio loans grew $35.4 million, or 2.6% year-over-year (led by commercial loan growth of $55.7 million, or 8.8%).NPA’s reduced $14.5 million, or 40.1% year-over-year. NPA’s equaled 0.96% of total assets at 12/31/14.Total deposits grew $39.5 million, or 2.1% year-over-year. TBV per share increased by 7.8% to $10.79 at 12/31/14, from $10.01 at 12/31/13.  12

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Completed Initiatives in 2014

- Reinstatement of common stock dividend
- New product offerings and services
  - Website redesign
  - Person to person payments (PeoplePay)
  - Mobile check capture (SnapCheck)
  - Online consumer origination (uOpen)
  - New merchant card processing platform
  - New Debit card (MasterCard)
  - Online Student loan origination service
- Rollout of new logo and brand design
- 150 Ways in 150 Days community service initiative
- Addition of a new director

INDEPENDENT BANK

 IBC, Community Banking and the Michigan Market  Ranked 15th in deposit market share within the State of Michigan with 1.10% in 2014;Ranked 5th largest bank headquartered in the State of Michigan;70 locations in 22 counties, we hold the number one or two community bank market share position in the following counties; Ionia (1); Bay (2); Ingham (2); Eaton (2); Tuscola (2); Newaygo (1); Arenac (2); Company deposits are greatest in the following markets (by MSA): Ionia; Grand Rapids; Detroit-Warren-Dearborn; Lansing-East Lansing; Bay City;The aggregate population growth rate for our markets over next 5 years is projected at (0.36%) as compared to the State of MI rate of (0.03%), and the national rate at 2.74%;The markets forecasted with the largest growth rates are: Grand Rapids, 2.75%; Big Rapids, 1.23%; Jackson, 0.34%; Lansing, 0.31%; Mt Pleasant, 0.31%;Ranked 17th in mortgage market share in the State of Michigan with 1.13% in 2013 (1.20% in 2012); The top competitors with branches within one mile of any of our locations are: Chemical Bank (21); Fifth Third (20); Huntington (19); PNC (19); JPMorgan Chase (18); Comerica (9); First Merit (8); Flagstar and Talmer (7 each); Mercantile (6); ChoiceOne and Isabella (5 each);On a county basis the commercial market size/focus is as follows: Large (Wayne); Medium (Oakland, Macomb, Kent, Genesee, Ingham); Rural Commercial (Huron, Sanilac, Arenac); Rural Diverse (Tuscola, Mecosta, Newaygo); Small Commercial (Saginaw, Jackson, Muskegon, Eaton, Isabella, Midland; and Small Diverse (Bay, Lapeer, Montcalm, Ionia).  14

 1Q’15 Financial Summary    1Q’15  4Q’14  3Q’14  2Q’14  1Q’14  Diluted EPS  $ 0.16  $ 0.17  $ 0.21  $ 0.26  $ 0.13  Income before taxes   5,561  5,438  7,274  7,899  4,605  Net income  3,781  3,902  4,929  6,052  3,138  Total assets  2,329,296  2,248,730  2,239,857  2,249,864  2,259,639  Total portfolio loans  1,422,959  1,409,962  1,398,784  1,377,494  1,360,512  Total deposits  2,000,473  1,924,302  1,895,895  1,908,071  1,938,742  Shareholders’ equity  253,625  250,371  247,067  242,961  236,586  Tangible BV per share  10.94  10.79  10.65  10.47  10.19  TCE to tangible assets  10.79%  11.03%  10.92%  10.68%  10.35%  Note: Dollars in 000’s, except per share data.  15

 1Q’15 Financial Highlights  Income Statement  Net income of $3.8 million, or $0.16 per diluted share, up 20.5% over 2014.Improved asset quality metrics led to $0.7 million credit loan loss provision.Gains on mortgage loans increased $1.0 million, or 87.0%.Impairment charge on MSR’s of $0.7 million ($0.02 per diluted share after tax).Quarterly non-interest expenses reduced by $0.2 million, or 1.1% year-over-year. 1Q’15 compensation expense includes $0.2 million of severance costs.Continue to focus on long-term profitability through organic growth.  Balance Sheet/Capital  Commercial loans grew $19.4 million, or 11.4% annualized.NPA’s reduced by $1.2 million, or 5.7%, to $20.4 million at 3/31/15.Deposits grew to $2.00 billion at 3/31/15 from $1.92 billion at 12/31/14.Repurchased 70,643 shares at an average price of $12.77 per share. TBV per share increased to $10.94 at 3/31/15 from $10.79 at 12/31/14.Paid a six cent per share cash dividend on common stock on 2/17/15.  16

 2015 and Beyond  Consistent and predictable earnings;Low cost, core-funded deposit franchise;Tangible book value per share growth;Long term view with well balanced risk/return profile;Making it easier to bank with us and for our associates to service our customers; andCommitment to continuous improvement.  17

 2015 and Beyond - continued  Continuous improvement initiatives:Branch optimization;New consumer payment offering (Apple Pay);New mortgage loan origination platform (Ellie Mae’s Encompass);Electronic signatures in branch network;New enhancement to core systems to streamline workflow, improve customer service and increase sales (FIS Service Request Manager and FIS Sales and Service);Moving from branch capture technology to teller capture technology; andBetter system integration through fewer vendors and system interfaces.  18

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Strategic Initiatives

- Balance Sheet
  - Generate quality loan growth with continued focus on commercial and consumer installment lending as well as salable mortgage loans.
  - Remain asset sensitive and positioned to benefit from higher interest rates (short duration investment portfolio, large variable rate loan portfolio and strong core deposit base with a significant amount of small to medium balance transaction accounts).
  - Prudent capital management. Target TCE ratio – 10% to 11% near-term / 9% to 10% long- term. Priorities are: (A) capital retention to support (1) organic growth and (2) acquisitions; and (B) return of capital through (1) strong and consistent dividend and (2) share repurchase.
  - Share repurchase plan approved for up to 5% of outstanding common shares. 71K shares repurchased in 1Q'15.
  - Current cash dividend rate on common stock of six cents per share.
- Income Statement
  - Generate increased net interest income through change in earning asset mix (increased loans to deposits ratio and reduced level of investment securities).
  - Increase non-interest income with focus on transaction related revenue (treasury management and debit card) and mortgage banking revenue.
  - Continued reductions in non-interest expenses (credit related costs, branch optimization, process re-engineering and outsourcing).
  - Improved efficiency ratio: 75% near-term (six to12 months); 70% mid-term (18 to 24 months) and 65% longer-term (over 24 months). Achieve improvements through combination of revenue growth and expense reductions.
  - 2016 Targeted ROA of 1% and ROE of 9% to 10%.
- Enterprise Risk Management
  - Continued asset quality improvements.
  - Meet increased compliance and regulatory requirements.
  - Focus on data security and loss prevention.

INDEPENDENT BANK

Independent Bank Corporation2015 Annual Shareholders Meeting  Question and Answer SessionBrad Kessel, President & CEORob Shuster, Chief Financial Officer  20

 Independent Bank Corporation2015 Annual Shareholders Meeting  Voting ResultsShares entitled to vote: 23,139,779Proposal #1 – Election of DirectorsProposal #2 – Ratification of AuditorsProposal #3 – Advisory (Non-Binding) Vote on Executive Compensation  21

 Independent Bank Corporation2015 Annual Shareholders Meeting  Closing RemarksThank you for attending!NASDAQ: IBCP  22